                                                                   Exhibit 10.17



                               SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of March 2, 1999 (this "AGREEMENT"), by WorldGate Communications, Inc., a Delaware corporation (the "COMPANY"), in favor of Strong River Investment, Inc., a British Virgin Islands corporation, and its successors, endorsees, transferees and assigns ("STRONG RIVER"), and Ampal American-Israel Corporation, a New York corporation, and its endorsees, transferees, heirs and assigns ("AMPAL"). Strong River and Ampal are sometimes collectively referred to in this Agreement as the "SECURED PARTIES."


                              W I T N E S S E T H:

     WHEREAS, Strong River agreed to extend a loan to the Company in the aggregate amount of $3,000,000 (the "STRONG RIVER LOAN"), which is evidenced by
(i) a Senior Secured Promissory Note of the Company in the principal aggregate amount of $2,500,000 due December 2, 1999 or such other date pursuant to its terms thereof (as amended, modified, or supplemented from time to time, the "FIRST STRONG RIVER NOTE") and (ii) (i) a Senior Secured Promissory Note of the Company in the principal aggregate amount of $500,000 due September 2, 1999 or such other date pursuant to its terms thereof (as amended, modified, or supplemented from time to time, the "SECOND STRONG RIVER NOTE" and together with the First Strong River Note, the "STRONG RIVER NOTES") and, in connection therewith, the Company issued to Strong River a certain Common Stock purchase warrant of even date herewith to purchase shares of the Company's common stock (the "STRONG RIVER WARRANT");

     WHEREAS, Ampal agreed to extend a loan to the Company in the aggregate amount of $3,000,000 (the "AMPAL LOAN"), which is evidenced by (i) a Senior Secured Promissory Note of the Company in the principal aggregate amount of $2,500,000 due December 2, 1999 or such other date pursuant to its terms thereof (as amended, modified, or supplemented from time to time, the "FIRST AMPAL NOTE") and (ii) (i) a Senior Secured Promissory Note of the Company in the principal aggregate amount of $500,000 due September 2, 1999 or such other date pursuant to its terms thereof (as amended, modified, or supplemented from time to time, the "SECOND AMPAL NOTE" and together with the First Ampal Note, the "AMPAL NOTES") and, in connection therewith, the Company issued to Ampal a certain Common Stock purchase warrant of even date herewith to purchase shares of the Company's common stock (the "AMPAL WARRANT"); and

     WHEREAS, in order to induce the Secured Parties to extend the Strong River Loan and the Ampal Loan, respectively, the Company has agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and to grant a first priority security interest in certain property of the Company to secure the prompt payment, performance and discharge in full of all of the Company's payment obligations under the Strong River Notes and the Ampal Notes.

     NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "GENERAL INTANGIBLES"and "PROCEEDS") shall have the respective meanings given such terms in Article 9 of the UCC.

        (a) "COLLATERAL" means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include, except as set forth below, the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including without limitation all proceeds of insurance covering the same and of any tort claims in connection therewith:

               (i) All Goods of the Company, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company's businesses and all improvements thereto (collectively, the "Equipment"); and

               (ii) All Inventory of the Company; and

               (iii) All of the Company's contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the "General Intangibles"); and

               (iv) All Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

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               (v) All of the Company's documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

Collateral shall not herein include the property described on SCHEDULE B attached hereto (the "Excluded Collateral").

        (b) "LOANS" means, collectively, the Strong River Loan and the Ampal
Loan.

        (c) "MAJORITY-IN-INTEREST" means the Secured Party or Secured Parties (as the case may be) holding in excess of 50% of the aggregate principal amount outstanding under the Notes, determined on a cumulative basis.

        (d) "NOTE(S)" means, collectively, the Strong River Notes and the Ampal Notes.

        (e) "OBLIGATIONS" means all of the Company's obligations under this Agreement, the Notes, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

        (e) "PERMITTED LIENS" means the liens contemplated in SCHEDULE D attached hereto.

        (f) "UCC" means the Uniform Commercial Code, as currently in effect in the State of Pennsylvania.

        (g) "WARRANTS" means, collectively, the Strong River Warrant and the Ampal Warrant.

     2. GRANT OF SECURITY INTEREST. As an inducement for the Secured Parties to extend the Loans to the Company and to secure the complete and timely payment, performance and discharge in full of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties, a continuing security interest in, a first lien upon and a right of set-off against all of the Company's right, title and interest of whatsoever kind and nature in and to the Collateral (the "SECURITY INTEREST").

     3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

        (a) The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company.

        (b) The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on SCHEDULE A attached hereto;

        (c) The Company is the sole owner of the Collateral (except for non-exclusive licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, except for the Permitted Liens, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

        (d) No part of the Collateral has been judged invalid or unenforceable. Except as set on SCHEDULE C attached hereto, no written claim has been received that any Collateral or the Company's use of any Collateral violates the rights of any third party. Except as set forth on SCHEDULE C attached hereto, there has been no adverse decision to the Company's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                  (e) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on SCHEDULE A attached hereto and may not relocate such books of account and records or tangible Collateral (other than, in the case of tangible Collateral, in the ordinary course of business) unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties valid, perfected and continuing first priority liens in the Collateral.

        (f) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on SCHEDULE E attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Parties of their rights and remedies hereunder.

        (g) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

        (h) The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until the Obligations are satisfied in full. The Company hereby agrees to defend the same against any and all persons. The Company shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Secured Parties, the Company will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

        (i) Except for the Permitted Liens, the Company will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Company in the ordinary course of business), sell or otherwise dispose (except, in the case of a sale, lease or loan of inventory, in the ordinary course of business) of any of the Collateral without the prior written consent of the Secured Parties.

        (j) The Company shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

        (k) The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' respective security interests therein.

        (l) The Company shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Parties may from time to time reasonably request and may in its good faith discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the execution and delivery of a separate security agreement with respect to the Company's intellectual property ("INTELLECTUAL PROPERTY SECURITY AGREEMENT") in which the Secured Parties have been granted a security interest hereunder, substantially in a form acceptable to the Secured Parties, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

        (m) The Company shall permit the Secured Parties and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time.

        (n) On the date of execution of this Agreement, the Company will deliver to the Secured Parties one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing in the state and county jurisdictions of the Company's principal place of business and in such other jurisdictions (including, but not limited to, the offices and jurisdictions referenced in Section 3(f) hereof) as may be requested by the Secured Parties.

        (o) The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

        (p) The Company shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

        (q) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

        (r) SCHEDULE A attached hereto contains a list of all of the Company's subsidiaries. Such subsidiaries do not own any material assets and do not conduct any business.

        (s) The Company's Registration Statement on Form S-1 filed on February 9, 1999 (file number 333-71997), as amended or supplemented is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the disclosure and information made therein, in light of the circumstances under which they were made, not misleading, other than any information to be supplied by amendment or supplement which, when supplied, shall be true and correct in all material respects and not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such information, in light of the circumstances under which made, not misleading.

     4. DEFAULTS. The following events shall be "EVENTS OF DEFAULT":

        (a) The failure by the Company to pay any amounts of principal, interest on premium, if any, when, as, and in the amount due, pursuant to any of the Notes;

        (b) Any representation or warranty of the Company in this Agreement or in the Intellectual Property Security Agreement shall prove to have been incorrect in any material respect when made;

        (c) The failure by the Company to observe or perform any of its obligations hereunder or in the Intellectual Property Security Agreement for ten
(10) days after receipt by the Company of notice of such failure from a Majority-in-Interest; and

        (d) Any breach or default under the Warrants.

     5. DUTY TO HOLD IN TRUST. Upon the occurrence of any Event of Default and at any time thereafter, for so long as such Event of Default is continuing, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall upon written request forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties (on a pro rata basis in accordance with the principal amount then outstanding under such Secured Party's respective Notes, determined on a cumulative basis)for application to the satisfaction of the Obligations.

     6. RIGHTS AND REMEDIES UPON DEFAULT. Upon occurrence of any Event of Default and at any time thereafter, for so long as such Event of Default is continuing, the Secured Parties shall have the right to exercise all of the remedies conferred hereunder, and Strong River shall have the right to exercise all remedies conferred under the Strong River Notes and Ampal shall have the right to exercise all remedies conferred under the Ampal Notes, and each Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Parties shall have the following rights and powers:

        (a) The Secured Parties shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Company's premises or elsewhere, and make available to the Secured Parties, without rent, all of the Company's respective premises and facilities for the purpose of the Secured Parties taking possession of, removing or putting the Collateral in saleable or disposable form.

        (b) The Secured Parties shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Parties may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

     7. APPLICATIONS OF PROCEEDS. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, reasonable fees and other reasonable costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall promptly pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, each Secured Party will be entitled to their pro rata portion of such proceeds (determined by reference to the aggregate amount of principal and accrued and unpaid interest then due under each of their respective Notes, determined on a cumulative basis), and the Company will be liable for the deficiency, together with interest thereon, at the rate of 11% per annum (the "DEFAULT RATE"), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency, PROVIDED, that the Default Rate shall not apply with respect to any amounts due under the Notes. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties.

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     8. COSTS AND EXPENSES. The Company agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or
(iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Obligations and shall bear interest at the Default Rate.

     9. RESPONSIBILITY FOR COLLATERAL. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

     10. SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, any Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require any Secured Party to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

     11. TERM OF AGREEMENT. This Agreement shall terminate when all payments under the Notes have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Parties, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

     12. POWER OF ATTORNEY; FURTHER ASSURANCES. (a) The Company authorizes the Secured Parties, and does hereby make, constitute and appoint them, and their respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Company's expense, at any time, or from time to time, all acts and things which the Secured Parties reasonably deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Notes all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

        (b) On a continuing basis, the Company will make, execute, acknowledge and deliver, and file and record, in the proper filing and recording places in any jurisdiction, including, without limitation, with the jurisdictions indicated on SCHEDULE E attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a security interest in all the Collateral.

        (c) The Company hereby irrevocably appoints the Secured Parties as the Company's attorneys-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in their sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

     13. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses (or such other addresses as a party may duly notify the other in accordance with the provisions of this paragraph):

     If to the Company:     WorldGate Communications, Inc.
                            3220 Tillman Drive, Suite 300
                            Bensalem, PA 19020
                            Facsimile No.: (215) 633-9654
                            Attn: David A. Dill

     With copies to:        Randall J. Gort
                            WorldGate Communications, Inc.
                            3220 Tillman Drive, Suite 300
                            Bensalem, PA 19020
                            Facsimile No.: (215) 633-9590

     If to Strong River:    Strong River Investment, Inc.
                            c/o Cavallo Capital Corp.
                            630 Fifth Avenue, Suite 2000
                            New York, NY 10111
                            Facsimile No.: (212) 332-3256
                            Attn: Avi Vigder

     If to Ampal:           Ampal American Israel Corporation
                            1177 Avenue of the Americas
                            New York, NY 10036
                            Facsimile No.: 212-782-2114
                            Attn: Eli Goldberg

     With copies to (for    Robinson Silverman Pearce Aronsohn & Berman LLP
     communications         1290 Avenue of the Americas
     to any Secured Party)  New York, NY  10104
                            Facsimile No.: (212) 541-4630
                            Attn: Kenneth L. Henderson, Esq.

     14. OTHER SECURITY. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in their sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

     15. ACTIONS BY SECURED PARTIES. Any action required or permitted hereunder to be taken by or on behalf of the Secured Parties shall, for such action to be valid, require the approval of the Majority-in-Interest prior to the taking of such action. If the consent, approval or disapproval of the Secured Parties is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by the Majority-in-Interest.

     16. MISCELLANEOUS.

        (a) No course of dealing between the Company and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        (b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

        (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

        (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

        (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

        (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

        (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

        (h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non convenient.

        (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                              * * * * * * * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                                        WORLDGATE COMMUNICATIONS, INC.



                                        By: /s/ Randall Gort
                                            -------------------------------
                                            Name: Randall Gort
                                            Title: Vice President,
                                                   Corporate Affairs



                                        STRONG RIVER INVESTMENT, INC.



                                        By: /s/ Kenneth L. Henderson
                                           -------------------------------
                                           Name: Kenneth L. Henderson
                                           Title: Attorney-in-fact

                                        AMPAL AMERICAN-ISRAEL CORPORATION



                                        By: /s/ unintelligible
                                            -------------------------------

                                           Name: unintelligible
                                           Title: CEO